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                                                                    Exhibit 99.1


                                [GRAPHIC AIR CANADA]

                                   AIR CANADA

      PROXY FOR AFFECTED UNSECURED CREDITORS SOLICITED BY THE MANAGEMENT OF
AIR CANADA ("AIR CANADA") FOR USE AT THE CREDITORS' MEETING SCHEDULED TO BE HELD
                ON AUGUST 17, 2004 OR ANY ADJOURNMENT(S) THEREOF

The undersigned Affected Unsecured Creditor, as the holder of a Voting Claim, hereby nominates, constitutes and appoints Murray A. McDonald of Ernst & Young Inc., in its capacity as Monitor, or failing him, Greg R. Cote of Ernst & Young Inc., in its capacity as Monitor, or failing him, Sharon S. Hamilton of Ernst & Young Inc., in its capacity as Monitor, or instead of either of the foregoing (strike out the preceding names and print the name of alternative nominee),__________________________________ as proxyholder, with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned at the meeting to be held at 10:00 a.m. on the 17th day of August, 2004 in the Grand Salon, at the Fairmont Queen Elizabeth, Montreal, Quebec, Canada, (the "Creditors' Meeting") and any adjournment(s) thereof, to be held pursuant to an order of the Ontario Superior Court of Justice in connection with the consolidated plan of reorganization, compromise and arrangement of Air Canada and certain of its subsidiaries, to the same extent and with the same power as if the undersigned were present at the Creditors' Meeting, or at such adjournment(s) thereof, and hereby revokes any and all previous appointments of proxyholders. Without limiting the generality of the power hereby conferred, the persons named as proxyholders are specifically directed to vote as follows:

1.      VOTE FOR [ ] OR VOTE AGAINST [ ] (OR, IF NO SPECIFICATION IS MADE, VOTE
        FOR) the resolution approving the Plan (the "RESOLUTION"), the full text of which resolution is set out in Appendix "A" to the circular, proxy statement and prospectus of ACE Aviation Holdings Inc., Air Canada and certain of its subsidiaries dated July 12, 2004 (the "CIRCULAR").

2. VOTE at the discretion of the above-named proxy nominee(s), and otherwise act for and on behalf of the undersigned Affected Unsecured Creditor, with respect to amendments or variations, if any, to the matters set out in the notice of the Creditors' Meeting and with respect to any other matters that may properly come before the Creditors' Meeting.

                   DATED this___________day of_____________________, 2004.

                   ____________________________________________________________
                   Signature of Affected Unsecured Creditor or attorney authorized in writing or, if the Affected Unsecured Creditor is a corporation, signature of a duly authorized signing officer of the corporation

                   ____________________________________________________________
                   Name of Affected Unsecured Creditor (PLEASE PRINT)

                   ____________________________________________________________
                   Creditor Reference Number (found on mailing label on envelope containing the circular package)


                   ____________________________________________________________
                   Indicate capacity of attorney (if any) or title of the authorized signing officer of the Affected Unsecured Creditor, if applicable


                   Mailing address of Affected Unsecured Creditor:


                   ____________________________________________________________

                   ____________________________________________________________

If this proxy is not dated, it shall be deemed to bear the date on which it was mailed by Air Canada.

If you do not anticipate attending the Creditors' Meeting in person, please fill in and sign this form of proxy and return it as instructed. IN ORDER TO BE ACTED UPON, A PROXY MUST BE RECEIVED AT THE OFFICE OF THE MONITOR, ERNST & YOUNG INC., AT 355 PORTAGE AVENUE, P.O. BOX 2730, WINNIPEG, MANITOBA, R3B 2C3 (ATTENTION:
THE MONITOR), OR BY FACSIMILE AT (204) 941-2038, (204) 941-2039 OR (204)
941-2040 PRIOR TO 5:00 P.M. (MONTREAL TIME) ON AUGUST 13, 2004 OR 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE TIME OF ANY ADJOURNMENT OF THE CREDITORS' MEETING. Proxies may also be deposited with the chair at the Creditors' Meeting (or any adjournment thereof) prior to the commencement of the Creditors' Meeting (or any such adjournment). Holders of notes, bonds or debentures should send this form of proxy directly to the Monitor and not to their broker.

             PLEASE SEE THE BACK SIDE OF THIS PAGE FOR INSTRUCTIONS

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                                  INSTRUCTIONS

1. EACH AFFECTED UNSECURED CREDITOR WHO HAS A RIGHT TO VOTE AT THE CREDITORS' MEETING HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE AN AFFECTED UNSECURED CREDITOR) TO ATTEND, ACT AND VOTE FOR AND ON BEHALF OF THE AFFECTED UNSECURED CREDITOR. SUCH RIGHT MAY BE EXERCISED BY STRIKING OUT THE NAMES OF THE PROXY NOMINEES ON THIS PRINTED FORM AND INSERTING THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED. SUCH SUBSTITUTED PROXYHOLDER MUST ATTEND THE CREDITORS' MEETING IN ORDER TO VOTE AND OTHERWISE ACT FOR AND ON BEHALF OF THE AFFECTED UNSECURED CREDITOR. IF NO NAME HAS BEEN SO INSERTED IN THE SPACE PROVIDED, THE AFFECTED UNSECURED CREDITOR WILL BE DEEMED TO HAVE APPOINTED THE REPRESENTATIVES OF THE MONITOR NAMED IN THIS FORM OF PROXY AS PROXYHOLDERS.

2. YOU SHOULD INDICATE YOUR CHOICE ON THE MATTER SET OUT ON THE FACE OF THIS FORM OF PROXY BY CHECKING THE APPROPRIATE BOX. THE VOTING CLAIM REPRESENTED BY THIS FORM OF PROXY WILL BE VOTED ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. IF NO CHOICE IS SPECIFIED, YOUR VOTING CLAIM WILL BE VOTED IN FAVOUR OF THE APPROVAL OF THE RESOLUTION. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE IN RESPECT OF ANY AMENDMENT OR VARIATION TO THE MATTERS SET OUT IN THE NOTICE OF MEETING AND ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE CREDITORS' MEETING. THE PROXYHOLDER WILL VOTE ON ANY SUCH AMENDMENT, VARIATION OR OTHER MATTER IN SUCH MANNER AS THE PROXYHOLDER MAY IN HIS OR HER JUDGMENT DETERMINE.

3. PLEASE SIGN THIS FORM OF PROXY EXACTLY AS THE RELEVANT VOTING CLAIM IS REGISTERED. THIS PROXY MUST BE EXECUTED EITHER BY THE AFFECTED UNSECURED CREDITOR OR ITS ATTORNEY DULY AUTHORIZED IN WRITING. IF THE AFFECTED UNSECURED CREDITOR IS A CORPORATION, THIS PROXY MUST BE EXECUTED BY A DULY AUTHORIZED SIGNING OFFICER OF THE AFFECTED UNSECURED CREDITOR. A FORM OF PROXY SIGNED BY A PERSON ACTING AS ATTORNEY, OR IN SOME OTHER REPRESENTATIVE CAPACITY, SHOULD INDICATE SUCH PERSON'S CAPACITY AND SHOULD BE ACCOMPANIED BY THE APPROPRIATE INSTRUMENT EVIDENCING QUALIFICATION AND AUTHORITY TO ACT. IF A VOTING CLAIM IS REGISTERED IN THE NAME OF AN EXECUTOR, ADMINISTRATOR OR TRUSTEE, PLEASE SIGN EXACTLY AS THE VOTING CLAIM IS REGISTERED. IF THE VOTING CLAIM IS REGISTERED IN THE NAME OF A DECEASED AFFECTED UNSECURED CREDITOR, THE AFFECTED UNSECURED CREDITOR'S NAME MUST BE PRINTED IN THE SPACE PROVIDED, THE PROXY MUST BE SIGNED BY THE LEGAL REPRESENTATIVE WITH HIS OR HER NAME PRINTED BELOW HIS OR HER SIGNATURE AND EVIDENCE OF AUTHORITY TO SIGN ON BEHALF OF THE AFFECTED UNSECURED CREDITOR MUST BE ATTACHED TO THIS PROXY.

4. PLEASE INDICATE YOUR CREDITOR REFERENCE NUMBER IN THE SPACE PROVIDED. THIS REFERENCE NUMBER CAN BE FOUND ON THE MAILING LABEL ATTACHED TO THE ENVELOPE IN WHICH THE CIRCULAR AND PROXY FORM WERE MAILED TO YOU. IF YOU ARE UNABLE TO LOCATE YOUR CREDITOR REFERENCE #, PLEASE CONTACT THE MONITOR AT (204) 941-2215 FOR SERVICE IN ENGLISH OR (204) 941-2420 FOR SERVICE IN FRENCH.

5. ALL AFFECTED UNSECURED CREDITORS SHOULD REFER TO THE ACCOMPANYING CIRCULAR FOR FURTHER INFORMATION REGARDING COMPLETION AND USE OF THIS PROXY AND OTHER INFORMATION PERTAINING TO THE CREDITORS' MEETING. ALL CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE CIRCULAR.

6. VALID PROXIES BEARING OR DEEMED TO BEAR A LATER DATE SHALL REVOKE EARLIER DATED PROXIES.

7. THIS PROXY, ONCE COMPLETED, DATED AND SIGNED, SHOULD BE SENT TO THE MONITOR. PROXIES MUST BE RECEIVED AT THE OFFICE OF THE MONITOR ERNST & YOUNG INC., 355 PORTAGE AVENUE, P.O. BOX 2730, WINNIPEG, MANITOBA, R3B 2C3 (ATTENTION: THE MONITOR) OR BY FACSIMILE AT (204) 941-2038, (204) 941-2039 OR (204) 941-2040 PRIOR TO 5:00 P.M. (MONTREAL TIME) ON AUGUST 13, 2004 OR 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE TIME OF ANY ADJOURNMENT OF THE CREDITORS' MEETING. PROXIES MAY ALSO BE DEPOSITED WITH THE CHAIR AT THE CREDITORS' MEETING (OR ANY ADJOURNMENT THEREOF) PRIOR TO THE COMMENCEMENT OF THE CREDITORS' MEETING (OR ANY SUCH ADJOURNMENT). HOLDERS OF NOTES, BONDS OR DEBENTURES SHOULD SEND THIS FORM OF PROXY DIRECTLY TO THE MONITOR AND NOT TO THEIR BROKER.